Exhibit 10.1

认股权证回购注销及豁免协议

Warrant Repurchase Cancellation and Release Agreement

本协议由 Chaince Digital Holdings Inc. (原名 Mercurity Fintech Holding Inc.,一家开曼群岛公司,简称”公 司”)与附件一列明的四家公司 (各称”持有人”, 合称”持有人”)于签署页所列实际日期签署。 “签署完成 日”为最后一方实际签署并交付本协议之日。

This Agreement is signed on the actual dates shown on the signature pages by Chaince Digital Holdings Inc., formerly known as Mercurity Fintech Holding Inc., a Cayman Islands company (the “Company”), and the four companies in Schedule 1 (each a “Holder”, together the “Holders”). “Execution Date” means the date on which the last party actually signs and delivers this Agreement.

1. 一 背景和定义 Background and Definitions

1.1 公司于 2023 年 11 月 30 日与 Apollo Multi-Asset Growth Fund(“Apollo”)订立证券购买协议(“原 SPA”) ,并发行日期为 2023 年 11 月 30 日、 原行权价为每股 1.00 美元、 原行权期为三年的认股权证 (“原认股权证”) 。Apollo 与四家持有人已签署《认股权证转让及确认协议》, 确认 2026 年 4 月 17 日历 史转让及各 25%的分配(“转让确认协议”)。

1.1 The Company entered into a securities purchase agreement dated November 30, 2023 with Apollo Multi-Asset Growth Fund (“Apollo”) (the “Original SPA”) and issued warrants bearing that issuance date, an original exercise price of US$1.00 per share and an original three-year exercise period (the “Original Warrant”). Apollo and the four Holders have executed a Warrant Transfer and Confirmation Agreement confirming the historical transfers of April 17, 2026 and allocation of 25% to each Holder (the “Transfer Confirmation”).

1.2 “标的权证”包括依据原 SPA 向 Apollo 发行的全部原认股权证及其替代、 拆分、 补发、修订或调整后 的全部权益, 以及相关认购、 交付、调整、 补发、赔偿及请求权,无论记载于何种文书或以何种编号登 记。各方就本次全部注销一致确认其对应 42,755,344 股基础普通股, 每家 10,688,836 股。任何数字、倍 数、证书或权属描述差异不排除源自该批权证的任何权益。

1.2 “Subject Warrants” includes the entire Original Warrant issued to Apollo under the Original SPA and all replacement, split, reissued, amended or adjusted interests, together with related subscription, delivery, adjustment, replacement, indemnification and claim rights, however documented or numbered. For this complete cancellation, the parties unanimously confirm 42,755,344 underlying ordinary shares in aggregate, with 10,688,836 for each Holder. No discrepancy in numbers, ratios, certificates or title descriptions excludes any interest arising from that warrant issuance.

1.3 “工作日”指纽约商业银行营业且非周六、周日的日期。 “交割”指按第 4 条完成付款及全部注销。”交割 截止日”为签署完成日后第十个工作日, 除非公司与全部持有人书面同意延期。 “公司 受益人”指公司、 其 关联方及各自董事、 高管、 雇员、 代理人和承继人。

1.3 “Business Day” means a day other than Saturday or Sunday on which commercial banks in New York are open. “Closing” means completion of payment and complete cancellation under Section 4. “Long Stop Date” means the tenth Business Day after the Execution Date, unless extended in writing by the Company and all Holders. “Company Released Persons” means the Company, its affiliates and their respective directors, officers, employees, agents and successors.

2. 二 公司确认和回购 Company Confirmation and Repurchase

2.1 公司现以书面同意并确认转让确认协议所载四家持有人之间的均分及 Apollo 向其转让标的权证,并在 适用法律允许范围内豁免原认股权证第 5条及原 SPA 第 7.06 条要求事先取得公司书面同意的合同条件。 该确认于交割紧接注销之前生效, 不表示公司曾于 2026 年 4 月 17 日作出同意, 不豁免任何证券法或其他 强制性规定。公司同时同意为本次注销目的对原认股权证第 7 条项下作必要修改和豁免。

2.1 The Company hereby gives written consent to and confirms the equal allocation among the four Holders and transfers from Apollo stated in the Transfer Confirmation and, to the extent permitted by applicable law, waives the contractual condition for prior Company written consent under Section 5 of the Original Warrant and Section 7.06 of the Original SPA. That confirmation becomes effective at Closing immediately before cancellation; it does not represent consent given on April 17, 2026 or waive securities law or other mandatory requirements. The Company also consents to the amendments and waivers necessary for this cancellation under Section 7 of the Original Warrant.

2.2 依本协议条件,公司向各持有人支付 500,000 美元,合计 2,000,000 美元(“回购价款”) ,换取各持有 人交回并永久注销其全部标的权证、 放弃相关权利及作出本协议的豁免。该款为本次全部对价, 不另付 行权价、 溢价、 利息或费用,但本协议违约救济及依法应承担的费用除外。

2.2 Subject to this Agreement, the Company shall pay US$500,000 to each Holder, US$2,000,000 in aggregate (the “Repurchase Price”), in consideration of surrender and permanent cancellation of all its Subject Warrants, relinquishment of related rights and the releases herein. This is the entire transaction consideration, without separate exercise price, premium, interest or fees, except breach remedies and costs payable under this Agreement or law.

2.3 本交易不发行任何股份, 不构成权证行权,也不回购持有人已经持有的普通股。与既有普通股单独相 关的股东权利及原股份交易付款事项不在本次豁免范围。原 SPA 及其他文件中仅与标的权证有关的公司 义务于交割时终止; 不终止无关交易义务。

2.3 This transaction issues no shares, constitutes no warrant exercise and does not repurchase ordinary shares already held by a Holder. Shareholder rights solely attributable to existing ordinary shares and payment matters under the original share transactions are outside the release. Company obligations under the Original SPA and other instruments relating solely to the Subject Warrants terminate at Closing; unrelated transaction obligations do not.

3. Closing Conditions and Interim Covenants

3.1 公司付款义务以以下事项全部完成为条件:转让确认协议已由 Apollo 及全部持有人实际签署并交付公 司, 且包含 Apollo无剩余权益及交割时对公司豁免的条款;全部持有人已签署本协议; 各方已取得签署 履约所需批准; 不存在禁止交易的有效命令; 持有人第 6 条声明于交割时在所有重大方面真实,权属、 未行权及无权利负担声明在所有方面真实; 第 3.2 条材料全部交齐。条件仅可由其受益方书面豁免, 法律 禁止及完整注销所必需的权属条件不得豁免。

3.1 The Company’s payment obligation is conditional on: actual execution and delivery to the Company of the Transfer Confirmation by Apollo and all Holders, including Apollo’s no-residual-interest undertaking and release effective at Closing; execution of this Agreement by all Holders; receipt of required execution and performance approvals; absence of an effective prohibition; the Section 6 Holder representations being true at Closing in all material respects and title, non-exercise and no-encumbrance representations being true in all respects; and delivery of all Section 3.2 materials. Only the beneficiary of a condition may waive it in writing; legal prohibitions and title conditions essential to complete cancellation may not be waived.

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3.2 各持有人应向公司提供其授权签署证明及证明其享有标的权证权益的相关合同和转让文件副本,并于 付款前另行书面提供收款指示。

3.2 Each Holder shall provide the Company with evidence of its signing authority and copies of the relevant agreements and transfer documents evidencing its entitlement to the Subject Warrants, and shall separately provide written payment instructions before payment.

3.3 自签署完成日至交割或本协议有效终止之日, 各持有人不得行权、提交或维持行权通知、转让、 质 押、 要求补发、修改标的权证或允许产生第三方权利,并应及时通知任何相关索赔或事实变化。本条不 展期、 不恢复原本到期的权证。公司应及时提供其履约授权材料,并在条件满足后按约交割。

3.3 From the Execution Date until Closing or valid termination, no Holder shall exercise, submit or maintain an exercise notice, transfer, pledge, seek replacement of, amend or permit third-party rights over the Subject Warrants, and each shall promptly notify relevant claims or changed facts. This provision does not extend or revive an otherwise expired warrant. The Company shall promptly provide evidence of its performance authority and close as agreed after satisfaction of conditions.

4. 四 付款和统一交割 Payment and Unified Closing

4.1 除各方书面约定其他日期外, 交割应于第 3条条件全部满足或获准豁免后的第三个工作日通过电子方 式进行, 且不迟于交割截止日。公司应提前至少一个工作日发出书面交割通知。 四家持有人构成同一整 体交易, 公司无义务在全部持有人交割材料齐备前向任何一家付款。

4.1 Unless another date is agreed in writing, Closing shall occur electronically on the third Business Day after all Section 3 conditions are satisfied or validly waived, no later than the Long Stop Date. The Company shall give at least one Business Day’s written closing notice. All four Holders form a single transaction; the Company need not pay any Holder before all Holders’ closing materials are complete.

4.2 回购价款应支付至对应持有人另行书面指定并经公司核实确认的收款账户, 具体付款方式由公司与该 持有人另行书面确认。收款指示及任何变更须由该持有人授权代表书面签署, 公司有权通过已核实的独 立联系方式进行核验。公司承担汇出费用, 其他收款费用由对应持有人承担。依法必须代扣的款项, 在 提供法定依据及缴付证明后视为相应价款已支付, 公司无补足义务。

4.2 The Repurchase Price shall be paid to the receiving account separately designated in writing by the relevant Holder and verified and confirmed by the Company. The payment method shall be separately agreed in writing between the Company and that Holder. Payment instructions and any changes must be signed by the Holder’s authorized representative, and the Company may verify them through independently verified contact details. The Company shall bear outgoing transfer fees, and the relevant Holder shall bear other receiving fees. Amounts required by law to be withheld shall be treated as paid toward the Repurchase Price upon provision of the legal basis and evidence of remittance, without any gross-up obligation on the Company.

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5. Cancellation and Release

5.1 于交割时点,全部标的权证自动、永久且不可撤销地交回公司并注销,任何证书不论是否实际交回均 不再有效。所有认购、 发行、 交付、调整、替代、 补发及其他标的权证权利终止, 公司不再有相应发行 或预留股份的合同义务。公司应在两个工作日内更新权证登记及相关内部记录,并在适用时通知登记或 过户代理。

5.1 At the Closing Time, all Subject Warrants are automatically, permanently and irrevocably surrendered to the Company and canceled, and any certificate is void whether or not physically delivered. All subscription, issuance, delivery, adjustment, substitution, replacement and other Subject Warrant rights terminate, and the Company has no corresponding contractual issuance or share-reservation obligation. Within two Business Days, the Company shall update its warrant register and relevant internal records and, where applicable, notify its registrar or transfer agent.

5.2 各持有人于交割时点在适用法律允许的最大范围内,解除公司受益人因标的权证或其发行、转让、分 配、 履行、未履行及注销前事项产生的所有已知或未知、现有或附条件的请求、债务、 损失及责任,包 括原 SPA 或其他文件项下仅与标的权证有关的既有违约、赔偿、费用及调整请求,并承诺不提出该等请 求。

5.2 At the Closing Time, each Holder, to the fullest extent permitted by applicable law, releases the Company Released Persons from all known or unknown, existing or contingent claims, debts, losses and liabilities arising from the Subject Warrants or their issuance, transfer, allocation, performance, nonperformance or matters preceding cancellation, including accrued breach, indemnity, expense and adjustment claims under the Original SPA or other instruments solely relating to the Subject Warrants, and covenants not to pursue them.

5.3 该豁免不影响持有人执行本协议及收取回购价款的权利、仅与其既有普通股有关的权利或依法不得豁 免的请求。公司不豁免持有人在本协议中的虚假声明、权属瑕疵、违约或欺诈责任;公司亦不因此豁免 对 Apollo 在转让确认协议项下的权利。

5.3 The release does not affect a Holder’s right to enforce this Agreement or receive the Repurchase Price, rights solely relating to its existing ordinary shares, or non-waivable claims. The Company does not release Holder liability for misrepresentation, defective title, breach or fraud under this Agreement or surrender rights against Apollo under the Transfer Confirmation.

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6. Representations and Warranties

6.1 各持有人于签署完成日及交割时分别声明并保证: 其合法存续、获充分授权并可履行本协议; 除待本 协议第 2.1 条生效的公司同意外, 其对附件一份额拥有唯一完整的合法及实益权益和处分权; 没有质押、 代持、 冻结、 留置、再转让、期权或第三方权益;从未行权, 没有已提交或待处理的行权通知, 未展期 或修改; 四家份额合计覆盖整批标的权证; 不存在未披露的相关争议或限制。

6.1 Each Holder severally represents and warrants on the Execution Date and at Closing that it validly exists, is fully authorized and can perform; subject only to Company consent becoming effective under Section 2.1, it has sole and complete legal and beneficial entitlement and disposal authority over its Schedule 1 portion; there is no pledge, nominee arrangement, freeze, lien, retransfer, option or third-party interest; no exercise has occurred, no exercise notice has been submitted or is pending, and no extension or amendment has occurred; the four portions together cover the entire Subject Warrants; and there is no undisclosed related dispute or restriction.

6.2 各持有人确认, 已自行评估回购价款及放弃未来潜在价值的效果, 有机会取得独立法律和财务意见; 其决定基于自身判断及本协议明确声明,并不依赖公司对未来股价的预测。该确认不排除依法不得排除 的披露义务或欺诈责任。

6.2 Each Holder acknowledges its independent assessment of the Repurchase Price and surrender of potential future value, its opportunity to obtain independent legal and financial advice, and reliance on its own judgment and express representations herein rather than Company predictions of future share prices. This acknowledgment does not exclude non-excludable disclosure obligations or fraud liability.

6.3 公司于签署完成日及交割时声明并保证: 其合法存续, 有权签署并履行本协议, 已取得必要公司授 权; 签署和履行不违反其章程或对其适用的禁止性命令; 交割时具备支付回购价款的可用资金。各方均 应遵守对本交易适用的强制性法律要求。

6.3 The Company represents and warrants on the Execution Date and at Closing that it validly exists, has power to execute and perform and has obtained necessary corporate authorization; execution and performance do not violate its constitutional documents or a binding prohibitory order; and it has available funds to pay the Repurchase Price at Closing. All parties shall comply with mandatory legal requirements applicable to this transaction.

7. Indemnification and Remedies

7.1各持有人分别赔偿公司受益人因其违反本协议、 声明不实、权属缺陷、未披露第三方权益或其再次主 张已豁免请求而合理发生的损失、 第三方请求及合理法律费用。如其无权注销任何出售权益,应按受影 响部分退还价款并赔偿额外实际损失, 不得重复计算; 不以退还价款恢复任何已有效注销权益。权属、 授权、欺诈、无权利负担及本协议豁免的违反不适用金额上限或免赔额。

7.1 Each Holder severally indemnifies the Company Released Persons for reasonably incurred losses, third-party claims and reasonable legal fees caused by its breach, misrepresentation, title defect, undisclosed third-party interest or renewed assertion of released claims. If it lacked authority to cancel any interest sold, it shall refund the affected portion of the price and compensate additional actual loss without double counting; refund does not restore any validly canceled interest. No monetary cap or deductible applies to title, authority, fraud, no-encumbrance or release breaches under this Agreement.

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7.2 受赔方应合理减损并及时书面通知索赔; 延迟通知仅在实际损害抗辩的范围内影响赔偿。赔偿方确认承担赔偿后可由合格律师抗辩, 但存在利益冲突时受赔方可合理聘请独立律师, 合理费用由赔偿方承担。未经受赔方书面同意, 不得承认其责任或作出未无条件解除其责任的和解。

7.2 An indemnified person shall reasonably mitigate and promptly give written notice; delay affects recovery only to the extent it actually prejudices the defense. After acknowledging indemnity liability, the indemnifying party may defend through qualified counsel, but in a conflict the indemnified person may reasonably retain separate counsel at the indemnifying party’s reasonable expense. No admission of its liability or settlement lacking its unconditional release may be made without its written consent.

7.3 公司对其自身违约承担相应责任。各方可请求法律允许的实际履行、 禁令及损害赔偿。 四家持有人各 自承担责任, 不承担其他持有人的连带责任; 公司对每家负有的价款义务为 500,000 美元。声明、 保证、 赔偿、豁免、 不起诉承诺及争议条款在交割后继续有效, 受适用诉讼时效约束。

7.3 The Company is liable for its own breach. Parties may seek specific performance, injunctions and damages available at law. Each Holder is severally responsible and not jointly liable for another Holder; the Company’s price obligation to each is US$500,000. Representations, warranties, indemnities, releases, covenants not to sue and dispute provisions survive Closing, subject to applicable limitation periods.

8. 八 一般条款 General Provisions

8.1 本协议适用纽约州法律, 不排除强制适用的公司法及证券法。争议提交纽约市曼哈顿区有管辖权的州 或联邦法院专属管辖, 各方接受该管辖并放弃不方便法院抗辩。

8.1 New York law governs without excluding mandatory corporate or securities law. Disputes are subject exclusively to competent state or federal courts in Manhattan, New York City, to whose jurisdiction each party submits, waiving inconvenient-forum objections.

8.2 通知以英文或中英文通过电子邮件或可追踪快递送至附件二地址。 电子邮件以非自动书面收悉确认为 准;快递以送达记录为准。纽约时间下午 5 时后或非工作日收到, 视为下一工作日收到。各方可书面更 新资料, 但收款账户变更另受第 4.2 条约束。

8.2 Notices shall be in English or bilingual Chinese and English by email or tracked courier to Schedule 2. Email requires non-automated written acknowledgment; courier delivery is established by delivery records. Receipt after 5 p.m. New York time or on a non-Business Day is deemed on the next Business Day. Details may be updated by notice, with account changes additionally subject to Section 4.2.

8.3 各方应对非公开交易及账户资料保密, 但可向受保密义务约束的专业顾问、 银行及必要服务方披露, 并可依法向监管机构、 交易所或公众作出必要披露; 本条不限制公司依法及时履行披露义务。各方自担 顾问费用及依法应承担的税款。

8.3 The parties shall keep nonpublic transaction and account details confidential, except disclosure to advisers, banks and necessary service providers bound by confidentiality or disclosures required by law to regulators, exchanges or the public. This provision does not restrict timely legally required Company disclosure. Each party bears its own adviser costs and taxes imposed on it by law.

8.4 本协议及附件构成回购注销的完整约定,并就该事项优先于原权证及原 SPA 的不一致条款; Apollo 在转让确认协议项下承诺和公司受益权继续有效。修改须公司及全部持有人书面签署;任何豁免须由被 要求承担豁免后果的一方书面签署。未经其他各方书面同意不得转让本协议。公司受益人可直接执行为 其利益设立的豁免和赔偿条款。

8.4 This Agreement and its Schedules constitute the entire repurchase and cancellation agreement and prevail over inconsistent Original Warrant and Original SPA provisions on that subject; Apollo’s undertakings and Company beneficiary rights under the Transfer Confirmation remain effective. Amendments require the Company’s and all Holders’ written signatures; a waiver must be signed by the party against whom enforced. No assignment is permitted without the other parties’ written consent. Company Released Persons may directly enforce releases and indemnities made for their benefit.

8.5 不可执行条款在必要范围内分割,其余继续有效。各方应签署合理必要的进一步文件, 但任何遗漏的 后续文件不影响已生效的注销。本协议可分份及以电子签名或 PDF 签署交付,合为同一文件; 中英文不 一致时以英文为准。

8.5 An unenforceable provision is severed to the necessary extent, with the remainder effective. The parties shall sign reasonably necessary further documents, but an omitted subsequent document does not impair effective cancellation. Counterparts, electronic signatures and PDF delivery are permitted and constitute one instrument. English prevails over inconsistent Chinese.

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